                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 11, 1999


                              THE NORTH FACE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-28596                                    94-3204082
----------------------                   ------------------------------------
 (Commission File No.)                   (IRS Employer Identification Number)



                               407 Merrill Avenue
                           Carbondale, Colorado 81623
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                    (Address of Principal Executive Offices)



                                      (970) 704-2300
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              (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events
          ------------

     On March 11, 1999, The North Face, Inc. issued a press release announcing the evaluation of the accounting treatment of certain transactions by the audit committee of the Board of Directors.

     On March 12, 1999, The North Face, Inc. issued a press release announcing that in connection with the audit of its financial statements for the year ended December 31, 1998, Deloitte & Touche informed the audit committee of the Board of Directors that it had questions regarding certain transactions.

     On March 31, 1999, The North Face, Inc. issued a press release announcing the completion of the investigation of the accounting treatment of certain transactions by the audit committee of the Board of Directors.

(a)       Exhibits:

          99.1    Press Release dated March 11, 1999

          99.2    Press Release dated March 12, 1999

          99.3    Press Release dated March 31, 1999

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE NORTH FACE, INC.


Dated:  April 1, 1999           By:  /s/ James G. Fifield
                                     --------------------
                                     James G. Fifield
                                     President and Chief Executive Officer

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                               INDEX TO EXHIBITS



          Exhibit No.    Description
          -----------    -----------

          99.1           Press Release dated March 11, 1999.

          99.2           Press Release dated March 12, 1999.

          99.3           Press Release dated March 31, 1999.

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